UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 15, 2004





                            PENN-AMERICA GROUP, INC.
             (Exact name of registrant as specified in its charter)







         Pennsylvania                    0-22316                23-2731409
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
        incorporation)                  Number)              Identification No.)



     420 S. York Road, Hatboro, Pennsylvania              19040
     (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600

______________________________________________________________________________
         (Former name or former address, if changed since last report.)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                            Section 7- Regulation FD



Item 7.01.  Regulation FD Disclosure

On November 15, 2004, the Company, through its wholly owned insurance company subsidiaries, Penn-America Insurance Company and Penn-Star Insurance Company, filed Quarterly Statements with the Department of Insurance of Pennsylvania, their state of domicile, departments of insurance in other states where the Company does business, and with the National Association of Insurance Commissioners (the "NAIC").

The Company wishes to inform all interested parties that the Quarterly Statements are available from:

Pennsylvania Department of Insurance
1345 Strawberry Square
Harrisburg, PA  17120
Attn:  Kaushik Patel
(717) 787-5890

Penn-America Group, Inc.
420 S. York Road
Hatboro, PA  19040
Attn:  Stacey Manzo
(215) 443-3600

or from the Company's website:  www.penn-america.com





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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PENN-AMERICA GROUP, INC.



Date:  November 15, 2004
                                  BY:  /s/ Garland P. Pezzuolo
                                      --------------------------------
                                  Garland P. Pezzuolo
                                  Vice President, Secretary and General Counsel